Exhibit 10.1

SIXTH AMENDMENT AND WAIVER AGREEMENT

This SIXTH AMENDMENT AND WAIVER AGREEMENT (this “Amendment”) is made effective as of August 29, 2017 (the “Effective Date”) among AIR T, INC., a Delaware corporation (“Air T”), MOUNTAIN AIR CARGO, INC., a North Carolina corporation (“Mountain Air”), GLOBAL GROUND SUPPORT, LLC, a North Carolina limited liability company (“Global Ground”), CSA AIR, INC., a North Carolina corporation (“CSA”), GLOBAL AVIATION SERVICES, LLC, a North Carolina limited liability company (“Global Aviation”), AIR T GLOBAL LEASING, LLC, a North Carolina limited liability company (“Air T Leasing”), STRATUS AERO PARTNERS LLC (f/k/a Global Aviation Partners LLC), a Delaware limited liability company (“Stratus”), JET YARD, LLC, an Arizona limited liability company (“Jet Yard”), AIRCO, LLC, a North Carolina limited liability company (“AirCo”), AIRCO SERVICES, LLC, a North Carolina limited liability company (“AirCo Services” and together with Air T, Mountain Air, Global Ground, CSA, Global Aviation, Air T Leasing, Stratus, Jet Yard and AirCo, each a “Borrower” and collectively, the “Borrowers”), and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, a $25 million revolving credit facility was previously established in favor of the Borrowers pursuant to the terms of that certain Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated April 1, 2015 between the Borrowers and the Bank;

WHEREAS, certain Events of Default have occurred pursuant to Section 9.1(d) due to the Borrowers’ failure to deliver (i) their consolidated financial statements for the fiscal quarter that ended June 30, 2017 within the time period required pursuant to Section 6.1(b) of the Credit Agreement and (ii) their covenant compliance certificate for the fiscal quarters that ended March 31, 2017 and June 30, 2017 within the time periods required pursuant to Section 6.1(c) of the Credit Agreement (collectively, the “Existing Events of Default”);

WHEREAS, the Borrowers have requested that the Bank (a) waive the Existing Events of Default, (b) make certain amendments to the definition of Consolidated EBITDA and (c) extend the maturity date related to the Revolving Loans and the Revolving Commitment, and the Bank has agreed to such requests subject to the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement.

(a) The definition of Consolidated EBITDA set forth in Section 1.01 is hereby amended and restated to read as follows:

““Consolidated EBITDA” means, for any period, for the Borrowers and their Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income:

(a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Borrowers for such period, (c) depreciation and amortization expense for such period, all as determined in accordance with GAAP and (d) other non-cash charges acceptable to the Bank in its discretion; provided, that the aggregate amount that may be added to Consolidated EBITDA for any Subsidiaries that are not Wholly-owned Subsidiaries shall not exceed 20% of Consolidated EBITDA (determined prior to giving effect to any contribution to Consolidated EBTIDA for any Subsidiaries that are not Wholly-owned Subsidiaries); and provided further, during the period from January 1, 2016 through June 30, 2017, Consolidated EBITDA shall be calculated without giving effect to any unrealized gains or losses attributable to any of the Borrowers and their Subsidiaries ownership of Equity Interests in Insignia Systems, Inc. (NASDQ: ISIG).”

(b) The definition of Maturity Date is hereby amended and restated to read as follows:

“”Maturity Date” means April 1, 2019.”

2. Amendment to Revolving Note. The reference to “April 1, 2018” as the maturity date in the opening paragraph of the Revolving Note is hereby changed to “April 1, 2019”.

3. Waiver. Subject to the terms and conditions set forth herein, the Bank hereby waives the Existing Events of Default; provided that the foregoing waiver shall not be deemed to modify or affect the obligations of the Borrowers to comply with each and every other obligation, covenant, duty or agreement under the Loan Documents and all other instruments, documents and agreements issued, executed or delivered in connection with the Loan Documents, in each case as amended. This waiver is a one-time waiver and shall not be construed to be a waiver of any other Default or Event of Default that may currently exist or occur hereafter. This waiver in no manner creates a course of dealing or otherwise impairs the future ability of the Bank to declare an Event of Default under or otherwise enforce the terms of the Credit Agreement.

4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a) Executed Amendment. Receipt by the Bank of a duly executed counterpart of this Amendment by the Borrowers.

(b) Expenses. Payment by the Borrowers of all reasonable out-of-pocket costs and expenses of the Bank in connection with the negotiation, preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, special counsel to the Bank).

(c) Fees. Payment by the Borrowers of a fee related to waiver of the Existing Events of Default and the extension of the Maturity Date as described herein equal to $25,000.

(d) Other. Receipt by the Bank of such other documents, instruments, agreements or information as reasonably requested by the Bank.

5. Release. Upon the Effective Date and in consideration of Bank’s willingness to enter into this Amendment and undertake the waivers and amendments contemplated hereby, each Borrower hereby releases and forever discharges the Bank and each of the Bank’s predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates, from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature (including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted).

5. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Reaffirmation of Representations and Warranties. Each Borrower represents and warrants that (a) each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period) and (b) except for the Existing Event of Default, no Default has occurred and is continuing.

7. Reaffirmation of Obligations. Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Borrower’s obligations under the Loan Documents. This Amendment is not intended to effect, nor shall it be construed as, a novation.

8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10. Costs and Expenses. The Borrowers agree that they shall pay, upon demand by the Bank, the costs and expenses of the Bank in connection with the execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of counsel to the Bank.

11. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrowers have caused a counterpart of this Sixth Amendment and Waiver Agreement to be duly executed and delivered as of the date first above written.

AIR T, INC.

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

MOUNTAIN AIR CARGO, INC.

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

GLOBAL GROUND SUPPORT, LLC

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

CSA AIR, INC.

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

GLOBAL AVIATION SERVICES, LLC

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

AIR T GLOBAL LEASING, LLC

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

STRATUS AERO PARTNERS LLC

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

JET YARD, LLC By: STRATUS AERO PARTNERS LLC, its sole member

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

AIRCO, LLC

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

AIRCO SERVICES, LLC

By:	/s/ Candice Otey	(SEAL)

Name:	Candice Otey

Title:	Chief Financial Officer

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of AIR T, INC., a Delaware corporation, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of MOUNTAIN AIR CARGO, INC., a North Carolina corporation, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of GLOBAL GROUND SUPPORT, LLC, a North Carolina limited liability company, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of CSA AIR, INC., a North Carolina corporation, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of GLOBAL AVIATION SERVICES, LLC, a North Carolina limited liability company, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of AIR T GLOBAL LEASING, LLC, a North Carolina limited liability company, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of STRATUS AERO PARTNERS LLC, a Delaware limited liability company, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of Stratus Aero Partners LLC, the sole member of JET YARD, LLC, an Arizona limited liability company, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of AIRCO, LLC, a North Carolina limited liability company, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

STATE OF NC

COUNTY OF CATAWBA

I, Ann M. Caldwell, a Notary Public for said County and State, certify that Candice Otey personally appeared before me this day and acknowledged that he/she is CFO of AIRCO SERVICES, LLC, a North Carolina limited liability company, and that he/she, as CFO, being authorized to do so, voluntarily executed the foregoing on behalf of the corporation for the purposes stated therein.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

X	(I have personal knowledge of the identity of the Signatory); or

(I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of: (check one of the following)

a driver’s license; or

other (describe: ); or

(a credible witness has sworn to the identity of the Signatory).

WITNESS my hand and official seal this 29th day of August, 2017.

(SEAL)	/s/ Ann M. Caldwell
	Notary Public	Ann M. Caldwell
My commission expires: 2/15/2022		(type or print name)

IN WITNESS WHEREOF, the Bank caused a counterpart of this Sixth Amendment and Waiver Agreement to be duly executed and delivered as of the date first above written.

BRANCH BANKING AND TRUST COMPANY

By:	/s/ G. Christopher Hill
G. Christopher Hill Senior Vice President